Summary prospectus DECEMBER 4, 2015

TIAA-CREF Small-Cap Equity Fund

of the TIAA-CREF Funds

Class Ticker: Advisor TSCHX

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund online at www.tiaa-cref.org/tfequity_pro. You can also get this information at no cost by calling 800 223-1200 or by sending an e-mail request to disclosure@tiaa-cref.org. The Fund’s prospectus and Statement of Additional Information (“SAI”), each dated December 4, 2015, as subsequently supplemented, and the sections of the Fund’s shareholder report dated October 31, 2014 and April 30, 2015 from “Summary Portfolio of Investments” through “Notes to Financial Statements,” are incorporated into this Summary Prospectus by reference and may be obtained free of charge at the website, phone number or e-mail address noted above.

Investment objective

The Fund seeks a favorable long-term total return, mainly through capital appreciation, primarily from equity securities of smaller domestic companies.

Fees and expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund:

SHAREHOLDER FEES (fees paid directly from your investment)

Advisor Class
Maximum sales charge imposed on purchases (percentage of offering price)	0%
Maximum deferred sales charge	0%
Maximum sales charge imposed on reinvested dividends and other distributions	0%
Redemption or exchange fee	0%
Maximum account fee	0%

TIAA-CREF Small-Cap Equity Fund  ■  Summary Prospectus     1

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)

Advisor Class
Management fees	0.40%
Distribution (Rule 12b-1) fees	—
Other expenses[1]	0.13%
Acquired Funds fees and expenses[2]	0.07%
Total annual Fund operating expenses	0.60%
Waivers and expense reimbursements[3]	—
Total annual Fund operating expenses after fee waiver and/or expense reimbursement	0.60%

1	Estimates for the current fiscal year.
2

“Acquired Fund Fees and Expenses” are the Fund’s proportionate amount of the expenses of any investment companies or pools in which it invests. These expenses are not paid directly by Fund shareholders. Instead, Fund shareholders bear these expenses indirectly because they reduce Fund performance. Because “Acquired Fund Fees and Expenses” are included in the chart above, the Fund’s operating expenses here will not correlate with the expenses included in the Financial Highlights in this Prospectus and the Fund’s annual report.

3

Under the Fund’s expense reimbursement arrangements, the Fund’s investment adviser, Teachers Advisors, Inc., has contractually agreed to reimburse the Fund for any Total Annual Fund Operating Expenses (excluding interest, taxes, brokerage commissions or other transactional expenses, Acquired Fund Fees and Expenses and extraordinary expenses) that exceed 0.68% of average daily net assets for Advisor Class shares of the Fund. These expense reimbursement arrangements will continue through at least December 3, 2016, unless changed with approval of the Board of Trustees.

Example

This example is intended to help you compare the cost of investing in shares of the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses, before expense reimbursements, remain the same. The example assumes that the Fund’s expense reimbursement agreement will remain in place through December 3, 2016, but that there will be no waiver or expense reimbursement agreement in effect thereafter. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Advisor Class
1 year	$61
3 years	$192

2     Summary Prospectus  ■  TIAA-CREF Small-Cap Equity Fund

Portfolio turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the fiscal year ended October 31, 2014, the Fund’s portfolio turnover rate was 94% of the average value of its portfolio.

Principal investment strategies

Under normal circumstances, the Fund invests at least 80% of its assets in small-cap equity securities. In seeking a favorable long-term total return, the Fund will invest in securities that the Fund’s investment adviser, Teachers Advisors, Inc. (“Advisors”), believes have favorable prospects for significant long-term capital appreciation potential. A small-cap equity security is a security within the capitalization range of the companies included in the Fund’s benchmark index, the Russell 2000® Index, at the time of purchase. The Fund invests primarily in equity securities of smaller domestic companies across a wide range of sectors, growth rates and valuations. For purposes of the 80% investment policy, the term “assets” means net assets, plus the amount of any borrowings for investment purposes.

The Fund seeks to add incremental return over its stated benchmark index, while also managing the relative risk of the Fund versus its benchmark index. Advisors uses proprietary quantitative models based on financial and investment theories to evaluate and score a broad universe of stocks in which the Fund invests. These models typically weigh many different variables, including the valuation of the individual stock versus the market or its peers, future earnings and sustainable growth prospects, and the price and volume trends of the stock. The score is used to form the portfolio, along with the following additional inputs: weightings of the stock and its corresponding sector in the benchmark, correlations between the performance of the stocks in the universe, and trading costs. The Fund may purchase foreign securities and securities issued in connection with reorganizations and other special situations.

The overall goal is to build a portfolio of stocks that outperform the Fund’s stated benchmark index, while also managing the relative risk of the Fund versus its benchmark index. The Fund’s strategy is based upon Advisors’ understanding of the interplay of market factors and does not assure successful investment. The markets or the prices of individual securities may be affected by factors not taken into account in Advisors’ analysis.

Principal investment risks

You could lose money over short or long periods by investing in this Fund. An investment in the Fund, due to the nature of the Fund’s portfolio holdings, typically is subject to the following principal investment risks:

TIAA-CREF Small-Cap Equity Fund  ■  Summary Prospectus     3

• Market Risk—The risk that market prices of portfolio investments held by the Fund may fall rapidly or unpredictably due to a variety of factors, including changing economic, political or market conditions. Market risk may affect a single issuer, industry or sector of the economy, or it may affect the market as a whole.

• Issuer Risk (often called Financial Risk)—The risk that an issuer’s earnings prospects and overall financial position will deteriorate, causing a decline in the value of the issuer’s financial instruments over short or extended periods of time.

• Small-Cap Risk—The risk that the stocks of small-capitalization companies often experience greater price volatility than large- or mid-sized companies because small-cap companies are often newer or less established than larger companies and are likely to have more limited resources, products and markets. Securities of small-cap companies are often less liquid than securities of larger companies as a result of there being a smaller market for their securities.

• Active Management Risk—The risk that Advisors’ strategy, investment selection or trading execution may cause the Fund to underperform relative to the benchmark index or mutual funds with similar investment objectives.

• Quantitative Analysis Risk—The risk that stocks selected using quantitative modeling and analysis could perform differently from the market as a whole.

• Foreign Investment Risk—Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, currency, market or economic developments and can result in greater price volatility and perform differently from financial instruments of U.S. issuers. This risk may be heightened in emerging or developing markets. Foreign investments may also be less liquid and more difficult to value than investments in U.S. issuers.

• Special Situation Risk—Stocks of companies involved in reorganizations, mergers and other special situations can involve the risk that such situations may not materialize or may develop in unexpected ways. Consequently, those stocks can involve more risk than ordinary securities.

Please see the non-summary portion of the Prospectus for more detailed information about the risks described above.

Past performance

The following chart and table help illustrate some of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year. Because the Fund only recently began offering Advisor Class shares, the performance information shown is for the Fund’s existing classes, which would have substantially similar annual returns to the new Advisor Class because all of the Fund’s classes are invested in the same portfolio of securities with the only difference being that the classes do not have the same expenses. The bar chart

4     Summary Prospectus  ■  TIAA-CREF Small-Cap Equity Fund

shows the annual total returns of the Institutional Class of the Fund, before taxes, in each full calendar year for the last ten years. Because the expenses vary across share classes, the performance of the Institutional Class may vary from the other share classes. Below the bar chart are the best and worst returns of the Institutional Class for a calendar quarter during the full calendar-year periods covered by the bar chart. The performance table following the bar chart shows the Fund’s average annual total returns for the Institutional, Retirement, Premier and Retail Classes over the applicable one-year, five-year, ten-year and since-inception periods ended December 31, 2014, and how those returns compare to those of the Fund's benchmark index. After-tax performance is also shown only for Institutional Class shares, and after-tax returns for the other classes of shares will vary from the after-tax returns presented for Institutional Class shares. The performance in the bar chart and table has not been restated to reflect any difference between the existing classes’ expenses and estimated Advisor Class expenses. Because existing class shares generally are expected to have different expenses than Advisor Class shares, if the charts below had been restated with Advisor Class expenses, performance would have differed.

The returns shown below reflect previous agreements by Advisors to waive or reimburse the Fund for certain fees and expenses. Without these waivers and reimbursements, the returns of the Fund would have been lower. Past performance of the Fund (before and after taxes) is not necessarily an indication of how it will perform in the future. The benchmark index listed below is unmanaged, and you cannot invest directly in an index. The returns for the benchmark index reflect no deduction for fees, expenses or taxes.

For current performance information of each share class, including performance to the most recent month-end, please visit www.tiaa-cref.org.

ANNUAL TOTAL RETURNS FOR THE INSTITUTIONAL CLASS SHARES (%)†

Small-Cap Equity Fund

† The year-to-date return as of the most recent calendar quarter, which ended on September 30, 2015, was -4.05%.

Best quarter: 20.16%, for the quarter ended June 30, 2009. Worst quarter: -24.81%, for the quarter ended December 31, 2008.

TIAA-CREF Small-Cap Equity Fund  ■  Summary Prospectus     5

AVERAGE ANNUAL TOTAL RETURNS

For the Periods Ended December 31, 2014

	Inception Date	One Year	Five Years	Ten Years
Institutional Class	10/1/2002
Return Before Taxes		6.92%	15.91%	7.42%
Return After Taxes on Distributions		2.86%	14.06%	5.89%
Return After Taxes on Distributions and Sale of
Fund Shares		6.29%	12.49%	5.62%
Retail Class	10/1/2002
Return Before Taxes		6.63%	15.53%	7.16%
Retirement Class	10/1/2002
Return Before Taxes		6.68%	15.63%	7.15%
Premier Class	9/30/2009
Return Before Taxes		6.75%	15.73%	7.33%*
Russell 2000® Index
(reflects no deductions for fees, expenses or taxes)		4.89%	15.55%	7.77%
Current performance of the Fund’s shares may be higher or lower than that shown above.
*

The performance shown for the Premier Class that is prior to its inception date is based on performance of the Fund’s Institutional Class. The performance for these periods has not been restated to reflect higher expenses of the Premier Class. If those expenses had been reflected, the performance would have been lower.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates in effect during the periods shown and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(a), 401(k) or 403(b) plans or Individual Retirement Accounts (IRAs). After-tax returns are shown for only one class, and after-tax returns for other classes will vary.

Portfolio management

Investment Adviser. The Fund’s investment adviser is Teachers Advisors, Inc.

Portfolio Managers. The following persons manage the Fund on a day-to-day basis:

Name:	Adam Cao, CFA	Michael S. Shing, CFA
Title:	Managing Director	Managing Director
Experience on Fund:	since 2006	since 2004

Purchase and sale of Advisor Class shares

Advisor Class shares are available for purchase through certain financial intermediaries, employee benefit plans and insurance company separate accounts. The Fund also offers Institutional, Retirement, Premier and Retail Class shares, which are offered through another prospectus that contains information about their respective eligibility criteria.

6     Summary Prospectus  ■  TIAA-CREF Small-Cap Equity Fund

Redeeming or Exchanging Shares. You can redeem (sell) or exchange your shares of the Fund on any day that the New York Stock Exchange (“NYSE”) is open for business. Exchanges may be made for shares of the same share class of other funds offered by the Trust. If your shares are held through a third party, please contact that entity for applicable redemption or exchange requirements.

Tax information

The Fund intends to make distributions to shareholders that may be taxed as ordinary income or capital gains. Distributions made to tax-exempt shareholders or shareholders who hold Fund shares in a tax-deferred account are generally not subject to income tax in the current year, but redemptions made from tax-deferred accounts may be subject to income tax.

Payments to broker-dealers and other financial intermediary compensation

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and/or its related companies may pay the financial intermediary for providing investor services. The Fund’s related companies may also pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conﬂict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

TIAA-CREF Small-Cap Equity Fund  ■  Summary Prospectus     7

Printed on paper containing recycled fiber	A15139 (12/15)

  A15139 (12/15)